UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2026

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive office) (Zip Code)

203-401-8200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2026, Bitmine Immersion Technologies, Inc. (the “Company”) and Standard Validator LLC, a Delaware limited liability company and a majority-owned and consolidated subsidiary of the Company (the “Buyer”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Pier Two Holdings Pty Ltd (“Pier Two”), an Australian proprietary company limited by shares, the sellers party thereto (the “Sellers”), certain preference shareholders party thereto (the “Preference Sellers”), and the seller representative party thereto, and completed the acquisition (the “Acquisition”) of all of the issued and outstanding shares of Pier Two pursuant to the terms and subject to the conditions thereof. Pier Two operates the business of providing high-performance hybrid cloud and bare metal infrastructure for non-custodial staking for Ethereum and other supported digital assets and blockchain infrastructure services, including validator operations, staking-as-a-service, and related technology services. The Purchase Agreement, the Acquisition and the other transactions contemplated by the Purchase Agreement have been unanimously approved by the Board of Directors of the Company.

The consideration payable to the Sellers for the Acquisition consists of (i) cash paid at closing, subject to customary post-closing adjustments; (ii) shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued at closing (the “Stock Consideration”), which are subject to a six-month lock-up period, with up to one-sixth (1/6th) of such Stock Consideration being released from such restrictions on each monthly anniversary of March 24, 2026 (the “Closing Date”); (iii) deferred consideration in an aggregate amount of $14,000,000, payable in a combination of cash and shares of Common Stock; and (iv) potential earnout consideration of up to $11,801,000, payable in shares of Common Stock based on the achievement of certain operational milestones during the twelve-month period following the Closing Date.

The Company, the Buyer, the Sellers and the Preference Sellers have agreed to representations and warranties in the Purchase Agreement that are customary for a transaction of this type. The Purchase Agreement also includes various covenants and agreements by the parties.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the parties’ entry into the Purchase Agreement, on March 24, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to register the resale of the shares of common stock (the “Common Stock”) issued as consideration under the Purchase Agreement and any shares issuable thereunder as earnout or deferred consideration.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the terms of the Registration Rights Agreement attached as Exhibit 10.2 hereto.

Management Services Agreement

In connection with the Acquisition, the Company’s wholly-owned subsidiary, BMNR Subsidiary One, LLC, a Delaware limited liability company, entered into a management services agreement (the “Management Services Agreement”) with Ethereum Tower LLC (“Service Provider”). Pursuant to the Management Services Agreement, the Service Provider will provide certain management and operating services to the Buyer and its subsidiaries for an initial term of ten years.

As compensation for these services, the Service Provider is entitled to an irrevocable 2.00% membership interest in the Buyer and a monthly fee based on a percentage of the Company’s native staking rewards attributable to ETH staked through the Buyer, as further described in the Management Services Agreement and accompanying schedule. The Management Services Agreement includes customary terms regarding intellectual property, information rights, indemnification, confidentiality, term and termination, and governing law.

The foregoing description of the Management Services Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Management Services Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated herein by reference. On March 24, 2026, in connection with the closing of the Acquisition, the Company issued 501,545 shares of its Common Stock to the Sellers as the Stock Consideration at a price of $20.9346 per share, representing aggregate Stock Consideration of $10,500,000. The shares of Common Stock were issued solely to “accredited investors” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws. No underwriting discounts or commissions were paid in connection with the issuance of such shares. Accordingly, none of the shares issued or issuable in the Acquisition have been or will be registered under the Securities Act as of the date of issuance, and until registered, these shares may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated March 24, 2026.
10.2	Registration Rights Agreement, dated March 24, 2026.
10.3	Management Services Agreement, dated March 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated: March 30, 2026	By:	/s/ Chi Tsang
	Name:	Chi Tsang
	Title:	Chief Executive Officer